VOYA VARIABLE INSURANCE TRUST

VY® BrandywineGLOBAL – Bond Portfolio

(the “Portfolio”)

Supplement dated September 21, 2026

to the Portfolio’s Prospectus

dated May 1, 2026, as supplemented

(the “Prospectus”)

Effective immediately, the Prospectus is revised as follows:

1.The sub-section entitled “MORE INFORMATION ABOUT THE PORTFOLIO - Additional Information About Principal Investment Strategies” is hereby deleted and replaced in its entirety with the following:

Additional Information About Principal Investment Strategies

The Sub-Adviser may use Treasury Inflation-Protected Securities (“TIPS”), among other U.S. government securities, to implement the Portfolio’s duration positioning strategy. For a complete description of the Portfolio’s investment strategies, please see the Portfolio’s summary prospectus or the Portfolio’s summary section of the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE